Reorganization	3 Months Ended
Mar. 28, 2015
Text Block [Abstract]
Reorganization
2.	REORGANIZATION

Prior to the IPO and Reorganization, the capital structure of Summit Holdings consisted of six different classes of limited partnership interests (Class A-1, Class A-2, Class B-1, Class C, Class D-1 and Class D-2), each of which had different amounts of aggregate distributions above which its holders would share in distributions. There were no outstanding Class A-2 interests. In connection with the IPO and the Reorganization, the limited partnership agreement of Summit Holdings was amended and restated to, among other things, modify its capital structure by creating a single new class of units (the “LP Units”), referred to as the “Reclassification.” Immediately following the Reclassification, 69,007,297 LP Units were outstanding. In addition, in substitution for part of the economic benefit of the Class C and Class D interests that was not reflected in the conversion of such interests to LP Units, warrants were issued to holders of Class C interests to purchase an aggregate of 160,333 shares of Class A common stock, and options were issued to holders of Class D interests to purchase an aggregate of 4,358,842 shares of Class A common stock (“leverage restoration options”). In each case, the exercise price of such warrants and leverage restoration options was the IPO price of $18.00 per share. In conjunction with the Reclassification of the equity-based awards, a $14.5 million modification charge was recognized in general and administrative costs in the three months ended March 28, 2015.

The leverage restoration options were granted under the Summit Materials, Inc. 2015 Omnibus Incentive Plan (the “Omnibus Incentive Plan”) and are generally subject to vesting terms substantially similar to those that were applicable to the corresponding Class D interests immediately prior to the Reclassification, except that the leverage restoration options that correlate to time-vesting interests vest over four years, beginning on the Reclassification date, instead of over five years from the original grant date, and the leverage restoration options that correlate to performance-vesting interests vest only when both the relevant return multiple is achieved and a time-vesting condition is satisfied. The time-based vesting condition will be satisfied with respect to 25% of the performance-vesting options on each of the first four anniversaries of the Reclassification date. The number of leverage restoration options granted in respect of each Class D interest was based on the IPO price.

The Company also granted 240,000 options to purchase shares of Class A common stock under the Omnibus Incentive Plan to certain employees some of whom did not previously hold equity-based incentive awards. These stock options have an exercise price per share of $18.00 equal to the IPO price per share and are subject to a time-based vesting condition that will be satisfied with respect to 25% of the award on each of the first four anniversaries of the grant date, subject to the employee’s continued employment through the applicable vesting date.